UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2025

BlueOne Card, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56060	26-0478989
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

4695 MacArthur Court, Suite 1100 Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(800) 210-9755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2025, Millennium EBS Inc. (“Millennium”), a New Jersey corporation and subsidiary of BlueOne Card, Inc., a Nevada corporation, entered into a Master Services Agreement (the “Agreement’) with ABeam Consulting (USA) Ltd., a Delaware corporation (the “Consultant”), pursuant to which the Consultant or its permitted subcontractors are to provide Millennium services described in the work orders to be agreed to by Millennium and the Consultant (each, a “Work Order,” or, together, the “Work Orders”). The compensation to be paid to the Consultant by Millennium will be agreed to and detailed in each Work Order.

Either party may terminate this Agreement or a Work Order for material breach of the Agreement or such Work Order by giving the breaching party 30 days written notice; provided that the breaching party will have the right to rectify the breach within the notice period. If this Agreement or the Work Order is terminated for material breach, the breaching party will immediately lose the benefit of due date and will pay any debts owed to the other party. Either party may terminate the Agreement or a Work Order upon the occurrence of the following events to the other party: (i) for gross negligence or an act of bad faith; (ii) for a declaration of or an application for bankruptcy, corporate reorganization, corporate rearrangement, special liquidation or civil rehabilitation proceedings; (iii) for suspension of payment or suspension of a transaction by a bill clearinghouse; or (iv) for a petition for provisional attachment, attachment, provisional disposition or auction, or disposal for failure to pay taxes. Upon such termination, all debts that the party which caused the termination owes to the other party shall be accelerated and become immediately repayable.

A copy of the Agreement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Master Services Agreement dated April 4, 2025 by and between Millennium EBS Inc. and ABeam Consulting (USA) Ltd.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueOne Card, Inc.

Date: April 10, 2025	By:	/s/ James Koh
James Koh, Chief Executive Officer